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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 3, 2002
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                          Beverly National Corporation
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                 (Name of small business issuer in its charter)


  A Massachusetts Corporation           33-22224-B              04-2832201
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(State or other jurisdiction of   (Commission file number)    (I.R.S.Employer
incorporation or organization)                               Identification No.)


 240 Cabot Street  Beverly, Massachusetts                         01915
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code    (978) 922-2l00
                                                   --------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

        On July 2, 2002, the Board of Directors of Beverly National Corporation announced the appointment of Donat Fournier as President and Chief Executive Officer of Beverly National Bank and Beverly National Corporation. Mr. Fournier succeeds Lawrence M. Smith, who will retire as President as of July 31, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)     Financial Statements of Business Acquired.
                None

        (b)     Pro Forma Financial Information.
                None

        (c)     Exhibits.
                99.1    Press Release dated July 2, 2002


        Exhibit Index.

        99.1    Press Release dated July 2, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Beverly National Corporation
                                                   Registrant


Dated:  July 3, 2002                      /s/ Peter E. Simonsen
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                                          Peter E. Simonsen
                                          Treasurer, Principal Financial &
                                          Accounting Officer